                           EXHIBIT (21) SUBSIDIARIES
                                PS GROUP, INC.
                        1994 ANNUAL REPORT ON FORM 10-K
                            (as of March 31, 1995)

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
                                                     Jurisdiction
Name of Corporation                                 of Incorporation
- -------------------                                 ----------------


PS Trading, Inc.                                    California

Statex Petroleum, Inc.                              California
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